Exhibit 99.1

FOR IMMEDIATE RELEASE

June 2, 2026

LQR House Inc. Closes Additional 30% Interest in Fusion Five Continents
Securities, Crossing Majority Ownership of an AI-Powered Cross-Border
Brokerage Built on USDT Settlement Infrastructure

Acquisition lifts LQR House through the 50% threshold in a regulated brokerage that combines AI-driven research, automated trading, and large language models with USDT-based funding and settlement infrastructure, as well as a research agenda extending into quantum technologies, across U.S. and Hong Kong equity markets. Consideration of $39 million in USDT advances the multi-tranche acquisition first announced in April 2026, and closing triggers consolidation of Fusion Five's profitable financial results into LQR House's reported earnings.

MIAMI BEACH, FL / ACCESSWIRE / June 2, 2026 — LQR House Inc. (NASDAQ: YHC) (the “Company” or “LQR House”) today announced that it closed yesterday on the acquisition of an additional 30% equity interest in Fusion Five Continents Securities (“Fusion Five Continents” or “Fusion Five”), a New Zealand licensed brokerage operating an AI-powered investment platform with proprietary USDT-based funding and settlement capabilities and a research agenda advancing toward quantum technologies. The closing builds on the Company's previously announced initial 24% acquisition and lifts LQR House's aggregate ownership through the 50% threshold, a milestone that establishes LQR House as the controlling shareholder of Fusion Five and is expected to result in consolidation of Fusion Five’s results into the Company’s financial reporting.

The incremental 30% interest was acquired for $39 million, payable in USDT in accordance with the terms of the underlying Share Purchase Agreement. The valuation reflects, among other factors, the elimination of the discount for lack of control (DLOC) that applied to the initial minority tranche.

A Cross-Border Investment Platform at the Convergence of AI and Stablecoin Infrastructure

Fusion Five Continents is a licensed financial services firm operating an integrated digital investment platform through which customers fund their accounts and access a curated range of investment products. Conventional brokerages execute orders. Fusion Five, in addition to executing orders, delivers AI-driven research, automated portfolio optimization, and stablecoin-settled funding and clearance, in a single environment. The Company believes this combination positions Fusion Five at the intersection of digital finance, global capital markets, and USD stablecoin infrastructure.

How AI Powers the Fusion Five Platform

Fusion Five layers institutional-grade technology onto a regulated brokerage. When a client navigates to a company's stock on the platform, large language models have already read its latest filings and recent media coverage and distilled them into a single intelligence score. The platform's portfolio builder accepts plain-language goals or numerical targets for risk, drawdown, and return, and then constructs an allocation from four institutional methodologies, stress-tested against historical market scenarios and backtested for downside protection. Underlying all of it is a research engine that applies natural language processing and large-scale investor-behavior data to alpha generation across U.S. and Hong Kong equity markets.

In plain terms, Fusion Five executes its clients' trades and, at the same time, delivers the kind of AI-driven research, automated trading analytics, and portfolio suggestions that have historically been confined to professional hedge funds.

The Road to Quantum Technologies

The platform's research and development team comprises postdoctoral researchers from the Oxford-Man Institute of Quantitative Finance and Singapore Management University, alongside PhDs from Tsinghua University, the University of Warwick, and KTH Royal Institute of Technology, with active industry links to Man Group's Man Numeric, Ant Fund, and Alipay. Beyond the AI, machine learning, and quantitative research capabilities already in production, this research and development team is advancing Fusion Five along a deliberate quantum roadmap. Near-term work includes quantum-inspired methods deployable on classical infrastructure today, including alternative approaches to portfolio optimization and execution efficiency. Longer-term work includes research into quantum algorithms for portfolio construction, quantum machine learning for predictive modeling, and the disciplined benchmarking of these methods against classical systems to identify areas of genuine quantum advantage. The Company views quantum readiness across architecture, governance, and research agenda as foundational to next-generation trading platforms as quantum technologies mature.

Stablecoin-Settled Access to Global Equity Markets

A defining feature of Fusion Five is its ability to facilitate USDT-based funding for securities trading, a capability that is not commonly available among financial intermediaries serving Asian markets. Through a partnership with a licensed Hong Kong securities broker, Fusion Five connects an existing base of approximately 4,000 investors to Hong Kong and U.S. equity markets, with USDT functioning as both the funding instrument and the settlement layer. For Chinese and Asian investors holding meaningful capital in digital assets and seeking exposure to global equities, Fusion Five represents one of the cleaner regulated bridges between the two.

The model also aligns with the current direction of U.S. regulatory policy. Recent U.S. policy developments have indicated increasing institutional focus on USD stablecoin infrastructure as a mechanism to extend dollar dominance in global finance. Fusion Five's use of USDT as the settlement layer for equity market access aligns the platform with broader trends toward integration of stablecoin infrastructure into financial markets.

LQR House gains this exposure through ownership of a regulated operating business rather than through direct holdings of digital assets, which the Company believes provides positioning at the convergence of stablecoins and global capital markets without the balance sheet volatility that has complicated other crypto-adjacent strategies for public companies.

Profitable Operating Business Joining LQR House's Consolidated Results

Fusion Five is operating profitably and has demonstrated product-market fit, as reflected in its most recent audited financial statements. Going forward, those results will be consolidated into LQR House's financial statements. Given that Fusion Five is an established and profitable operating business, and that LQR House's historical operations have run at a loss, the Company believes that consolidation will contribute favorably to its reported financial performance in future periods, with substantial runway for Fusion Five to broaden its customer base and deepen its product offering.

“This next step in our acquisition of Fusion Five Continents is a defining moment for LQR House and our shareholders,” said Sean Dollinger, Chief Executive Officer of LQR House. “Fusion Five sits at a rare intersection: a regulated, profitable brokerage that has built a genuine AI investment platform, with proprietary USDT-based settlement infrastructure that bridges the digital asset economy to global equity markets. We have crossed into majority ownership of that platform without taking on the balance sheet exposure that has made other crypto-adjacent strategies complicated for public companies. With the consolidation of Fusion Five's results into our financials, we believe that shareholders will see a tangible and immediate improvement to the Company's bottom line. Fusion Five's growth trajectory is just beginning, and the path toward full ownership positions LQR House to capture the full upside of that growth.”

About LQR House Inc.

In addition to its growing ownership of Fusion Five Continents Securities, as described above, LQR House intends to remain a prominent force in the wine and spirits e-commerce sector, epitomized by its flagship alcohol marketplace, cwspirits.com. This platform seamlessly delivers a diverse range of emerging, premium, and luxury spirits, wines, and champagnes from esteemed retail partners like Country Wine & Spirits. Functioning as a technology-driven hub, LQR House utilizes software, data analytics, and artificial intelligence to elevate the consumer experience. CWSpirits.com stands out as the go-to destination for modern, convenience-oriented shoppers, providing a curated selection of alcohol products delivered to homes across the United States. Beyond its role in the e-commerce sector, LQR House is a marketing agency with a specialized focus on the alcohol industry, measuring campaign success by directly correlating it with sales on CWSpirits.com. Backed by an influential network of around 460 figures in the alcohol space, LQR House strategically drives traffic to CWSpirits.com, enhancing brand visibility. With the addition of a controlling stake in Fusion Five Continents, LQR House now operates at the intersection of digital finance, global capital markets, and consumer commerce.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding LQR House's strategic plans, the consolidation of Fusion Five Continents Securities into the Company's financial results, expected contributions to the Company's bottom line, anticipated growth and product expansion at Fusion Five, the performance and capabilities of the Fusion Five AI investment platform (including its AI-powered research, automated trading, quantitative research, and large language model features), Fusion Five's research and development activities, the development and deployment of quantum-inspired methods and future quantum computing capabilities, and the timing, performance, and commercial viability of those technologies, the operation and acceptance of USDT-based funding and settlement infrastructure, the regulatory environment for stablecoins in the United States and other jurisdictions, and market opportunities in cross-border securities trading. Certain statements herein may also constitute statements regarding emerging technologies, including artificial intelligence, machine learning, large language models, stablecoin infrastructure, and quantum computing initiatives, which involve additional technical, regulatory, operational, and commercialization risks. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “may,” “will,” “should,” “plan,” “project,” “intend,” “estimate,” and similar expressions. These statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. There can be no assurance that the anticipated benefits of the Fusion Five acquisition, including the contribution of Fusion Five's results to LQR House's consolidated financial performance, will be realized on the timing or scale contemplated; that subsequent closings under the Share Purchase Agreement will occur on the timing or terms described or at all; that the AI investment platform features described herein will perform as anticipated; that USDT or other stablecoin infrastructure will continue to be accepted, regulated, or available in a manner consistent with current expectations; or that LQR House will successfully expand Fusion Five's customer base or product offering. Factors that could cause actual results to differ include, but are not limited to, regulatory approvals and changes (including with respect to digital assets, stablecoins, and cross-border securities trading), market acceptance, competitive dynamics, technology and platform development risks, the accuracy and performance of AI, large language model, and quantitative trading models, and macroeconomic conditions. Additional information concerning these and other risk factors is contained in LQR House's filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. This press release also includes statistics, data, and other information regarding markets and industries that have been obtained from third-party sources, including industry publications and reports. While LQR House believes these third-party sources to be reliable, the Company has not independently verified the data contained in such sources and makes no representation as to their accuracy or completeness. LQR House undertakes no obligation to update any forward-looking statements except as required by law.

Investor and Media Contact:

info@lqrhouse.com

4